GUARANTY

of a promissory note dated December 21, 1989 in the principal sum of Four Hundred Sixty Thousand and 00/100 ($460,000) Dollars (the "Note") made by Robocom Properties Inc. (the "Maker") to Nassau County Local Development Corporation and endorsed to NEW YORK JOB DEVELOPMENT AUTHORITY ("JDA").

      FOR VALUE RECEIVED, the Undersigned guarantees hereby the prompt and punctual payment of the Note when due, by acceleration or otherwise, and, in the case of extension of time for payment or renewal thereof, the payment of all such extensions and renewals. The Undersigned hereby waives presentment, demand, protest and notice of non-payment.

      This Guaranty is absolute and unconditional. This Guaranty shall not be released by the assignment of the Note or by any amendment, change or consent with respect to any of the provisions of said Note; or by any extension or indulgence or surrender, substitution, alteration or discharge of any security; or by any other circumstance whereby the Undersigned might otherwise be released as surety or guarantor or might claim a defense other than that of payment.

      The Undersigned agrees that it shall maintain its corporate existence and not liquidate, wind-up or dissolve or otherwise dispose of all or substantially all of its property, business or assets remaining after the execution and delivery of this Guaranty and shall not consolidate with or merge into another corporation or permit one or more corporations to consolidate with or merge into it.

      If a suit is brought hereon or an attorney is employed or expenses are incurred to compel payment of the Note or any portion of the indebtedness evidenced thereby, or this Guaranty, the Holder of the Note shall be entitled to its reasonable court costs, attorney fees, disbursements and expenses which the Undersigned hereby agrees to pay.

      This Guaranty shall be construed in accordance with and governed by the laws of the State of New York.

      The provisions of this Guaranty may not be changed orally.

      IN WITNESS WHEREOF, the Undersigned, by its duly authorized officer, has executed and delivered this instrument this 21st day of December, 1989.

                                       ROBOCOM SYSTEMS INC.


                                   By: /s/ Irwin Balaban
                                       -------------------------------
                                       Irwin Balaban
                                       President


ROBO11-1